Exhibit 10.2

FIRST LIEN INTERCREDITOR AGREEMENT

dated as of November 29, 2010,

among

NUCLEAR INNOVATION NORTH AMERICA LLC,

NINA INVESTMENTS HOLDINGS LLC

NUCLEAR INNOVATION NORTH AMERICA INVESTMENTS LLC,

NINA TEXAS 3 LLC and

NINA TEXAS 4 LLC,

the other GRANTORS party hereto,

TOSHIBA AMERICA NUCLEAR ENERGY CORPORATION,
as Toshiba Collateral Agent, and

THE SHAW GROUP INC.,
as Shaw Collateral Agent

FIRST LIEN INTERCREDITOR AGREEMENT dated as of November 29, 2010 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among Nuclear Innovation North America LLC, a Delaware limited liability company (“NINA”), NINA Investments Holdings LLC, a Delaware limited liability company (“NINA Holdings”), Nuclear Innovation North America Investments LLC, a Delaware limited liability company (“NINA Investments”), NINA Texas 3 LLC, a Delaware limited liability company (“NINA3”), NINA Texas 4 LLC, a Delaware limited liability company (“NINA4” and, together with NINA, NINA Holdings, NINA Investments and NINA3, the “Borrowers” and each, a “Borrower”), the other GRANTORS (as defined below) party hereto, TOSHIBA AMERICA NUCLEAR ENERGY CORPORATION, a Delaware corporation, as collateral agent for the Toshiba Secured Parties (as defined below) (in such capacity, the “Toshiba Collateral Agent”), and THE SHAW GROUP INC., a Louisiana corporation, as administrative agent for the Shaw Secured Parties (as defined below) (in such capacity, the “Shaw Collateral Agent”).

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

 “Affiliate” means any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person.  For purposes of the foregoing, “control,” “controlled by” and “under common control with” with respect to any Person shall mean the possession, directly or indirectly, of the power (i) to vote 10% or more of the securities having ordinary voting power of the election of the board of directors (or such other similar governing body with respect to Persons that are not corporations) of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Amend” means, in respect of any agreement, to amend, restate, supplement, waive or otherwise modify such agreement, in whole or in part.  The terms “Amended” and “Amendment” shall have correlative meanings.

“Authorized Officer” means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, treasurer, general counsel or another executive officer of such Person.

“Bailee Collateral Agent” has the meaning assigned to such term in Section 4.01(a).

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Class”, when used in reference to (a) any First Lien Obligations, refers to whether such First Lien Obligations are the Toshiba Obligations or the Shaw Obligations, (b) any Collateral Agent, refers to whether such Collateral Agent is the Toshiba Collateral Agent or the Shaw Collateral Agent, (c) any Bailee Collateral Agent, refers to whether such Bailee Collateral Agent is the Toshiba Collateral Agent or the Shaw Collateral Agent, (d) any Secured Parties, refers to whether such Secured Parties are the Toshiba Secured Parties or the Shaw Secured Parties, (e) any Secured Credit Documents, refers to whether such Secured Credit Documents are the Toshiba Loan Documents or the Shaw Loan Documents, and (f) any Security Documents, refers to whether such Security Documents are part of the Toshiba Loan Documents or the Shaw Loan Documents.

“Collateral” means all assets of the Borrowers or any of the Subsidiaries or any other Grantor now or hereafter subject to a Lien securing any First Lien Obligation.

“Collateral Agents” means the Toshiba Collateral Agent and the Shaw Collateral Agent.

“Discharge” means, with respect to First Lien Obligations of any Class, (a) payment in full in cash of the principal of and interest on (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding), and premium, if any, on, all Indebtedness outstanding under the applicable Secured Credit Documents of such Class, (b) payment in full of all other First Lien Obligations of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid and (c) termination or expiration of all commitments to lend under the applicable Secured Credit Documents.

“Enforcement Action” means any and all remedies of a secured creditor with respect to any Shared Collateral, including without limitation the following:

(i)           to foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or nonjudicially), or lease, license or otherwise dispose of (whether publicly or privately), such Shared Collateral, or otherwise exercise or enforce remedial rights with respect to such Shared Collateral under the Toshiba Loan Documents or the Shaw Loan Documents or under the Uniform Commercial Code (or similar law) of any relevant jurisdiction, or any Bankruptcy Laws or other applicable laws (including by way of setoff, notification of a public or private sale or other disposition pursuant to the Uniform Commercial Code of any relevant jurisdiction or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable);

(ii)           to receive a transfer of such Shared Collateral in satisfaction of the First Lien Obligations; and

(iii)           to otherwise enforce a security interest or exercise another right or remedy as a secured creditor pertaining to such Shared Collateral at law, in equity or pursuant to the Toshiba Loan Documents or the Shaw Loan Documents (including the commencement of applicable legal proceedings or similar actions with respect to all or any portion of such Shared Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising such Shared Collateral);

provided that in all cases “Enforcement Action” shall not include (a) the demand of the repayment of all of the principal amount of any of the First Lien Obligations or (b) the imposition of a default rate or late fee.

 “Event of Default” means an “Event of Default” (or similar event, however denominated) as defined in any Secured Credit Document.

 “First Lien Obligations” means (a) all the Toshiba Obligations and (b) all the Shaw Obligations.

“Grantor Joinder Agreement” means a supplement to this Agreement in the form of Exhibit I appropriately completed.

“Grantors” means, at any time, the Borrowers, each Subsidiary of Borrowers and each other Person that, at such time, (a) pursuant to Security Documents of any Class has granted a Lien on any of its assets to secure any First Lien Obligations of such Class and (b) pursuant to Security Documents of any other Class has granted a Lien on any of its assets to secure any First Lien Obligations of such other Class.

“Impairment” has the meaning assigned to such term in Section 2.03.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against the Borrowers or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrowers or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrowers or any other Grantor or any similar case or proceeding relative to the Borrowers or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrowers or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrowers or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.03.

“Intervening Lien” has the meaning assigned to such term in Section 2.03.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Mortgaged Property” means any parcel of real property and improvements thereto that constitute Shared Collateral.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Pledged Collateral” means any stock certificates, unit certificates, membership certificates, promissory notes or other securities or instruments and any other Collateral, in each case that (a) pursuant to the Toshiba Loan Documents, is required to be physically delivered to the Toshiba Collateral Agent and (b) pursuant to the Shaw Loan Documents, is required to be physically delivered to the Shaw Collateral Agent.

“Pledged or Controlled Shared Collateral” has the meaning assigned to such term in Section 4.01(a).

“Proceeds” has the meaning assigned to such term in Section 2.02.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, restructure or replace, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Related Secured Credit Document” means, with respect to the Collateral Agent or Secured Parties of any Class, the Secured Credit Documents of such Class.

“Related Secured Parties” means, with respect to the Collateral Agent of any Class, the Secured Parties of such Class.

“Secured Credit Documents” means, collectively, (a) the Toshiba Loan Documents and (b) the Shaw Loan Documents.

“Secured Parties” means (a) the Toshiba Secured Parties and (b) the Shaw Secured Parties.

“Security Documents” means (a) the Toshiba Security Agreement, the other Collateral Documents (as defined in the Toshiba Credit Agreement) and each other agreement entered into in favor of the Toshiba Collateral Agent for the purpose of securing the Toshiba Obligations and (b) the Shaw Security Agreement, the other Collateral Documents (as defined in the Shaw Credit Agreement) and each other agreement entered into in favor of the Shaw Collateral Agent for the purpose of securing the Shaw Obligations.

“Shared Collateral” means, at any time, Collateral on which the Collateral Agents or Secured Parties of both Classes have at such time a valid and perfected Lien.

“Shaw Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Shaw Credit Agreement” means that certain Credit Agreement dated as of November 29, 2010 among the Borrowers, each lender party thereto from time to time and The Shaw Group Inc., a Louisiana corporation, as administrative agent for such lenders.

“Shaw Loan Documents” has the meaning assigned to the term “Loan Documents” in the Shaw Credit Agreement.

“Shaw Obligations” has the meaning assigned to the term “Obligations” in the Shaw Credit Agreement.

“Shaw Secured Parties” has the meaning assigned to the term “Secured Parties” in the Shaw Security Agreement.

“Shaw Security Agreement” has the meaning assigned to the term “Borrower Security Agreement” in the Shaw Credit Agreement.

“Subsidiary” means any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interest is owned directly or indirectly by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

“Toshiba Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Toshiba Credit Agreement” means that certain Amended and Restated Credit Agreement effective as of November 29, 2010 among the Borrowers, each lender party thereto from time to time and Toshiba America Nuclear Energy Corporation, a Delaware corporation, as administrative agent for such lenders and as collateral agent pursuant to the collateral agency agreement referred to therein.

 “Toshiba Loan Documents” has the meaning assigned to the term “Loan Documents” in the Toshiba Credit Agreement.

“Toshiba Obligations” has the meaning assigned to the term “Obligations” in the Toshiba Credit Agreement.

“Toshiba Secured Parties” has the meaning assigned to the term “Credit Agreement Secured Parties” in the Collateral Agency Agreement (as defined in the Toshiba Credit Agreement).

“Toshiba Security Agreement” has the meaning assigned to the term “Security Agreement” in the Toshiba Credit Agreement.

SECTION 1.02.  Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified (as permitted hereunder), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

SECTION 1.03.  Concerning the Toshiba Collateral Agent and the Shaw Collateral Agent. a)Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Toshiba Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority expressed to be granted to the Toshiba Collateral Agent pursuant to the Toshiba Credit Agreement.  It is understood and agreed that the Toshiba Collateral Agent shall have no responsibility for monitoring the compliance by any of its Related Secured Parties with the terms hereof, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Toshiba Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for taking any action contrary to the terms hereof.

(b)  Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by the Shaw Collateral Agent, whether on behalf of itself or any of its Related Secured Parties, is made in reliance on the authority expressed to be granted to the Shaw Collateral Agent pursuant to the Shaw Credit Agreement.  It is understood and agreed that the Shaw Collateral Agent shall have no responsibility for monitoring the compliance by any of its Related Secured Parties with the terms hereof, and no party hereto or any other Secured Party shall have any right of action whatsoever against the Shaw Collateral Agent for any failure of any of its Related Secured Parties to comply with the terms hereof or for taking any action contrary to the terms hereof.

ARTICLE II

Lien Priorities; Proceeds

SECTION 2.01.  Relative Priorities.  The relative priorities of the Liens of the Toshiba Secured Parties and the Shaw Secured Parties in the Shared Collateral as set forth in this Agreement shall apply notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any First Lien Obligation, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Secured Credit Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.03).  Each Collateral Agent, for itself and on behalf of its Related Secured Parties, agrees that the relative priorities of the Liens of the Toshiba Secured Parties and the Shaw Secured Parties in any Shared Collateral shall be as follows: all valid and perfected Liens on any Shared Collateral securing First Lien Obligations of any Class shall be of equal priority.

SECTION 2.02.  Application of Proceeds.  Each Collateral Agent, for itself and on behalf of its Related Secured Parties, agrees that, notwithstanding any provision of any Secured Credit Document to the contrary (but subject to Section 2.03), if (i) an Event of Default shall have occurred and is continuing and such Collateral Agent or any of its Related Secured Parties is taking action to enforce rights or exercise remedies in respect of any Shared Collateral (including any such action referred to in Section 3.01(a)), (ii) any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrowers or any other Grantor or (iii) such Collateral Agent or any of its Related Secured Parties receives any payment with respect to any Shared Collateral pursuant to any intercreditor agreement (other than this Agreement), then the proceeds of any sale, collection or other liquidation of any Shared Collateral obtained by such Collateral Agent or any of its Related Secured Parties on account of such enforcement of rights or exercise of remedies, and any such distributions or payments received by such Collateral Agent or any of its Related Secured Parties (all such proceeds, distributions and payments being collectively referred to as “Proceeds”), shall be applied as follows:

A.  FIRST, to (A) the payment of all amounts owing to such CollateralAgent (in its capacity as such) pursuant to the terms of any Related SecuredCredit Document, (B) in the case of any such enforcement of rights or exercise ofremedies, to the payment of all costs and expenses incurred by such Collateral Agent or any of its Related Secured Parties in connection therewith, including all court costs and the fees and expenses of agents and legal counsel, and (C) in the case of any such payment pursuant to any such intercreditor agreement, to the payment of all costs and expenses incurred by such Collateral Agent or any of its Related Secured Parties in enforcing its rights thereunder to obtain such payment;

B.  SECOND, to the payment in full of the First Lien Obligations of eachClass at the time due and payable (the amounts so applied to be distributed, asamong such Classes of First Lien Obligations, ratably in accordance with theamounts of the First Lien Obligations of each such Class on the date of such application); provided that amounts applied under this clause SECOND during any period when the First Lien Obligations of any such Class shall not be due and payable in full shall be allocated to the First Lien Obligations of such Class as if such First Lien Obligations were at the time due and payable in full, and any amounts allocated to the payment of the First Lien Obligations of such Class that are not yet due and payable shall be transferred to, and held by, the Collateral Agent of such Class solely as collateral for the First Lien Obligations of such Class (and shall not constitute Shared Collateral for purposes hereof) until the date on which the First Lien Obligations of such Class shall have become due and payable in full (at which time such amounts shall be applied to the payment thereof); and

C.  THIRD, after payment in full of all the First Lien Obligations, to theBorrower and the other Grantors or their successors or assigns, as their interestsmay appear, or as a court of competent jurisdiction may direct.

SECTION 2.03.  Impairments.  It is the intention of the parties hereto that the Secured Parties of any Class (and not the Secured Parties of any other Class) bear the risk of (a) any determination by a court of competent jurisdiction that (i) any First Lien Obligations of such Class are unenforceable under applicable law or are subordinated to any other obligations (other than to any First Lien Obligations), (ii) any First Lien Obligations of such Class do not have a valid and perfected Lien on any of the Collateral securing any First Lien Obligations of any other Class and/or (iii) any Person (other than any Collateral Agent or Secured Party) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing First Lien Obligations of such Class, but junior to the Lien on such Shared Collateral securing any First Lien Obligations of any other Class (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”), or (b) the existence of any Collateral securing First Lien Obligations of any other Class that does not constitute Shared Collateral with respect to First Lien Obligations of such Class (any condition referred to in clause (a) or (b) with respect to First Lien Obligations of such Class being referred to as an “Impairment” of such Class); provided, that the existence of any limitation on the maximum claim that may be made against any Mortgaged Property shall not be deemed to be an Impairment of any First Lien Obligations of any Class.  In the event an Impairment exists with respect to First Lien Obligations of any Class, the results of such Impairment shall be borne solely by the Secured Parties of such Class, and the rights of the Secured Parties of such Class (including the right to receive distributions in respect of First Lien Obligations of such Class pursuant to Section 2.02) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Secured Parties of such Class.  In furtherance of the foregoing, in the event First Lien Obligations of any Class shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of First Lien Obligations of such Class.

SECTION 2.04.  Payment Over.  Each Collateral Agent, on behalf of itself and its Related Secured Parties, agrees that if such Collateral Agent or any of its Related Secured Parties shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.02), (i) such Collateral Agent or its Related Secured Party, as the case may be, shall promptly inform each Collateral Agent thereof, (ii) such Collateral Agent or its Related Secured Party shall hold such Shared Collateral or Proceeds in trust for the benefit of the Secured Parties of any Class entitled thereto pursuant to Section 2.02 and (iii) in the case of any such Proceeds, such Proceeds shall be applied in accordance with Section 2.02 as promptly as practicable.

SECTION 2.05.  Determinations with Respect to Amounts of Obligations and Liens.  Whenever the Collateral Agent of any Class shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any other Class, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any other Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Collateral Agent of such other Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding the request of the Collateral Agent of such Class, the Collateral Agent of such other Class shall fail or refuse reasonably promptly to provide the requested information, the Collateral Agent of such Class shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Borrowers.  Each Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination or any action taken or not taken pursuant thereto.

ARTICLE III

Rights and Remedies; Matters Relating to Shared Collateral

SECTION 3.01.  Exercise of Rights and Remedies.  b)Subject to paragraphs (b) and (c) of this Section, nothing in this Agreement shall affect the ability of any Collateral Agent or any of its Related Secured Parties (i) to enforce any rights and exercise any remedies with respect to any Shared Collateral available under any Related Secured Credit Documents or applicable law, including any right of set-off and any determinations regarding the release of Liens on, or any sale, transfer or other disposition of, any Shared Collateral, or any other rights or remedies available to a secured creditor under the Uniform Commercial Code of any jurisdiction, the Bankruptcy Code or any other Bankruptcy Law, or (ii) to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding).  Subject to paragraphs (b) and (c) of this Section, any such exercise of rights and remedies by any Collateral Agent or any of its Related Secured Parties may be made in such order and in such manner as such Collateral Agent or its Related Secured Parties may, subject to the provisions of the Related Secured Credit Documents, determine in their sole discretion.

(b)  Notwithstanding paragraph (a) of this Section:

(i) each Collateral Agent and its Related Secured Parties shall remain subject to, and bound by, all covenants or agreements made herein by or on behalf of such Collateral Agent or its Related Secured Parties;

(ii) each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that, prior to the commencement of any enforcement of rights or any exercise of remedies with respect to any Shared Collateral by such Collateral Agent or any of its Related Secured Parties, such Collateral Agent or its Related Secured Party, as the case may be, shall provide prior written notice thereof to the other Collateral Agent, such notice to be provided as far in advance of such commencement as reasonably practicable, and shall consult with the other Collateral Agent on a regular basis in connection with such enforcement or exercise; and

(iii) each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that such Collateral Agent and its Related Secured Parties shall cooperate in a commercially reasonable manner with the other Collateral Agent and its Related Secured Parties in any enforcement of rights or any exercise of remedies with respect to any Shared Collateral.

(c)  (i) Notwithstanding paragraphs (a) and (b) of this Section, but subject to the following clause (ii) of this paragraph (c), until the Discharge of the Toshiba Obligations, neither the Shaw Collateral Agent nor any of its Related Secured Parties shall have any right to take any Enforcement Action with respect to any Shared Collateral.

(ii)           Notwithstanding paragraphs (a) and (b) of this Section, orthe foregoing clause (i) of this paragraph (c), the Shaw Collateral Agent maycommence any Enforcement Actions with respect to the Shared Collateral if:

A.          180 days have elapsed since the occurrence of an Event of Default which is continuing in respect of the Toshiba Obligations;

B.           the Toshiba Collateral Agent is not then diligently pursuing an Enforcement Action with respect to all or a material portion of the Shared Collateral or diligently attempting to vacate any stay or prohibition against such exercise; and

C.           any Event of Default in respect of the Shaw Obligations has occurred and is continuing without cure or waiver.

SECTION 3.02.  Prohibition on Contesting Liens.  Each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Collateral Agent nor any of its Related Secured Parties will, and each hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any other Collateral Agent or any of its Related Secured Parties in all or any part of the Shared Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any of its Related Secured Parties to enforce this Agreement.

SECTION 3.03.  Prohibition on Challenging this Agreement.  Each Collateral Agent agrees, on behalf of itself and its Related Secured Parties, that neither such Collateral Agent nor any of its Related Secured Parties will attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any of its Related Secured Parties to enforce this Agreement.

SECTION 3.04.  Release of Liens.  Each Collateral Agent agrees not to release its Liens on any Shared Collateral securing First Lien Obligations of its applicable Class (except in connection with the Discharge of First Lien Obligations of its applicable Class), whether in connection with a sale, transfer or other disposition of such Shared Collateral or otherwise, without the prior consent of the other Collateral Agent; provided that the foregoing shall in no way limit any Collateral  Agent’s ability to consummate any Enforcement Action otherwise permitted hereunder without the consent of the other Collateral Agent or any other Secured Party of the other Class.

SECTION 3.05.  Insurance and Condemnation Awards.  So long as the Discharge of the Toshiba Obligations has not occurred, the Toshiba Collateral Agent and its Related Secured Parties shall have the exclusive right, subject to the rights of the Grantors under the Toshiba Loan Documents, to settle and adjust claims in respect of Shared Collateral under policies of insurance covering such Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of such Collateral; provided that any Proceeds arising therefrom shall be subject to Article II and provided further that the Shaw Collateral Agent has consented to any such settlement, adjustment or approval (such consent not to be unreasonably withheld).

SECTION 3.06.  Reservation of Rights and Remedies.  Notwithstanding any of the provisions of this Agreement to the contrary, each Collateral Agent and its Related Secured Parties may at any time:

(a)  file a claim or statement of interest with respect to the respective First Lien Obligations of any Grantor; provided that an Insolvency or Liquidation Proceeding has been commenced by or against such Grantor;

(b)  take any action (not adverse to the priority status of the Liens set forth herein with respect to the Shared Collateral, or the rights of any Collateral Agent or any Secured Party to exercise remedies in respect thereof in accordance with the terms hereof) in order to create, perfect, preserve or protect its Lien on any of the Shared Collateral;

(c)  file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of such Collateral Agent or other Secured Party;

(d)  file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under the Bankruptcy Code, any Insolvency or Liquidation Proceeding, or applicable non-bankruptcy law;

(e)  vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, not prohibited by the terms of this Agreement, with respect to their respective First Lien Obligations and the Shared Collateral; and

(f)  make a cash bid on all or any portion of the Shared Collateral in any private or judicial foreclosure proceeding or action or sale.

SECTION 3.07.      Rights as Unsecured Creditors.  Except as otherwise set forth in Section 3.01, each Collateral Agent and its Related Secured Parties may exercise rights and remedies as unsecured creditors against the Borrowers or any Grantor in accordance with the terms of the applicable Secured Credit Documents and applicable law.  Except as otherwise set forth in Section 3.01 and Section 3.08, nothing in this Agreement shall prohibit the receipt by either Collateral Agent or any of its Related Secured Parties of the required payments or optional or required prepayments of interest and principal and other amounts due in respect of the applicable First Lien Obligations so long as such receipt  is not the direct or indirect result of the exercise by the applicable Collateral Agent or its Related Secured Parties of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them.

SECTION 3.08.  Mandatory Prepayments with Respect to New Indebtedness.  All proceeds of the incurrence or issuance of indebtedness by any Grantor which are received by either Collateral Agent or any of its Related Secured Parties pursuant to their applicable Secured Credit Documents pursuant to mandatory prepayment requirements of such Secured Credit Documents shall be applied as set forth in Section 2.02.

ARTICLE IV

Pledged or Controlled Shared Collateral

SECTION 4.01.  Bailment for Perfection of Security Interests.  c)Each Collateral Agent agrees that if it shall at any time hold a Lien on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any deposit, securities or other account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Collateral Agent, or of agents or bailees of such Collateral Agent (such Shared Collateral being referred to herein as the “Pledged or Controlled Shared Collateral”), such Collateral Agent shall, solely for the purpose of perfecting the Liens of any other Collateral Agent granted on such Shared Collateral under the Related Secured Credit Documents and subject to the terms and conditions of this Article, also hold such Pledged or Controlled Shared Collateral as gratuitous bailee and sub-agent for each such other Collateral Agent (any Collateral Agent that shall be holding any Pledged or Controlled Shared Collateral as gratuitous bailee and sub-agent being referred to herein as the “Bailee Collateral Agent”).

(b)  For purposes of this Section, and subject to any limitations set forth in Sections 4.03 and 4.04, the Bailee Collateral Agent shall be entitled to deal with the applicable Pledged or Controlled Shared Collateral in accordance with the terms of its Related Secured Credit Documents as if the Liens thereon of the Collateral Agent or Secured Parties of any other Class (and the agreements set forth in paragraph (a) of this Section) did not exist; provided that any Proceeds arising from any such Pledged or Controlled Shared Collateral shall be subject to Article II.  The obligations and responsibilities of any Bailee Collateral Agent to any other Collateral Agent or any of its Related Secured Parties under this Article shall be limited solely to holding or controlling the applicable Pledged or Controlled Shared Collateral as gratuitous bailee and sub-agent in accordance with this Article.  Without limiting the foregoing, (i) no Bailee Collateral Agent shall have any obligation or responsibility to ensure that any Pledged or Controlled Shared Collateral is genuine or owned by any of the Grantors, (ii) no Bailee Collateral Agent shall, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of any other Collateral Agent or any other Secured Party and (iii) without affecting the agreement of any Bailee Collateral Agent to act as a gratuitous bailee and sub-agent solely for the foregoing purpose set forth in paragraph (a) of this Section, each Collateral Agent agrees that, except as otherwise provided in Section 4.04, such Collateral Agent shall not issue instructions to any Bailee Collateral Agent, in its capacity as a gratuitous bailee and sub-agent of such Collateral Agent, with respect to, or otherwise exercise control over, the Pledged or Controlled Shared Collateral.

(c)  The Bailee Collateral Agent of any Class shall, upon the Discharge of the First Lien Obligations of such Class, transfer the possession and control of the applicable Pledged or Controlled Shared Collateral, together with any necessary endorsements but without recourse or warranty, (i) if First Lien Obligations of the other Class are outstanding at such time, to the Collateral Agent of such other Class and (ii) if no First Lien Obligations are outstanding at such time, to the applicable Grantor, in each case so as to allow such Person to obtain possession and control of such Pledged or Controlled Shared Collateral.  In connection with any transfer under clause (i) above by any Bailee Collateral Agent, such Bailee Collateral Agent agrees to take all actions in its power as shall be reasonably requested by the transferee Collateral Agent to permit the transferee Collateral Agent to obtain, for the benefit of its Related Secured Parties, a first priority security interest in the applicable Pledged or Controlled Shared Collateral or as directed by a court of competent jurisdiction.

SECTION 4.02.  Delivery of Pledged Collateral.  So long as the Discharge of the Toshiba Obligations has not occurred, all Pledged Collateral required to be delivered by the Grantors to the Toshiba Collateral Agent under the Toshiba Loan Documents shall, notwithstanding any obligations of the Grantors under any Secured Credit Document (other than any Toshiba Loan Document) to deliver such Pledged Collateral to any other Person, be delivered to the Toshiba Collateral Agent in accordance with the Toshiba Loan Documents, and the obligations of the Grantors under any Shaw Loan Document to deliver such Pledged Collateral to any other Person shall be deemed to have been satisfied by the delivery of such Pledged Collateral to the Toshiba Collateral Agent.

SECTION 4.03.  Voting Rights.  So long as the Discharge of the Toshiba Obligations has not occurred, the Toshiba Collateral Agent shall have the exclusive right, subject to the rights of the Grantors under the Toshiba Loan Documents, to exercise any and all voting and/or other consensual rights and powers inuring to an owner of any Shared Collateral constituting Pledged Collateral, provided that the exercise of such rights and powers shall be subject to Section 3.01(b)(ii) and (iii) and provided further that the Shaw Collateral Agent has consented to the exercise of any such rights and powers (such consent not to be unreasonably withheld).

SECTION 4.04.  Control over Deposit and Securities Accounts.   So long as the Discharge of the Toshiba Obligations has not occurred, the Toshiba Collateral Agent shall have the exclusive right, subject to the rights of the Grantors under the Toshiba Loan Documents, to give any instructions, directions and entitlement orders (including any blockage or withdrawal instructions) with respect to any deposit, securities or other accounts, or any funds contained therein, with respect to which the Toshiba Collateral Agent constitutes the Bailee Collateral Agent; provided that:

(a)  any amounts withdrawn therefrom shall be subject to Article II;

(b)  the exercise of such rights and powers shall be subject to Section 3.01(b)(ii) and (iii);

(c)  the Shaw Collateral Agent has consented to the exercise of any such rights and powers (such consent not to be unreasonably withheld) other than the delivery of any block notice or other similar notice of exclusive control with respect to any deposit account or securities account, which action may be taken without notice to or consent of any Shaw Secured Party; and

(d)  notwithstanding Section 4.04(c) above, the Toshiba Collateral Agent agrees that it will comply with any instruction by the Shaw Collateral Agent with respect to delivering any such block notice or other similar notice of exclusive control in the event that each of the following conditions is satisfied: (x) 20 days have elapsed since the occurrence of an Event of Default which is continuing in respect of the ToshibaObligations, (y) the Toshiba Collateral Agent has not delivered such block notices or other similar notices of exclusive control with respect to all of the applicable accounts of the Grantors or is not diligently attempting to vacate any stay or prohibition against such action; and (z) any Event of Default in respect of the Shaw Obligations has occurred and is continuing without cure or waiver.

SECTION 4.05.  Delivery of Documents.  Promptly after the execution and delivery to any Collateral Agent by any Grantor of any Security Document (other than any Security Document in effect on the date hereof, but including any amendment, amendment and restatement, waiver or other modification of any such Security Document), the Borrowers shall deliver to each Collateral Agent party hereto at such time a certificate of an Authorized Officer of the Borrowers setting forth the First Lien Obligations that relate to such Security Document and attaching a copy of such Security Document certified as being true and complete by such Authorized Officer.

ARTICLE V

Other Agreements

SECTION 5.01.  Concerning Secured Credit Documents.  i)The Secured Credit Documents of any Class may be Amended, in whole or in part, in accordance with their terms, in each case without notice to or the consent of the Collateral Agent or any Secured Parties of the other Class; provided that nothing in this paragraph shall affect any limitation on any such Amendment that is set forth in the Secured Credit Documents of such other Class and provided further that no such amendment (i) to the Toshiba Loan Documents shall increase the commitments of the Toshiba Secured Parties with respect to the Toshiba Obligations beyond $500,000,000 and (ii) to the Shaw Loan Documents shall increase the commitments of the Shaw Secured Parties with respect to the Shaw Obligations beyond $250,000,000.

(b)  The Grantors agree that each Security Document entered into on or after the date hereof creating a Lien on any Shared Collateral securing any First Lien Obligations shall contain a legend substantially in the form of Annex I, or similar provisions approved by the Collateral Agents, which approval shall not be unreasonably withheld.

(c)  The Borrowers and Grantors agree that they shall not grant to any Person any Lien on any Shared Collateral securing First Lien Obligations of any Class other than through the Collateral Agent of such Class (it being understood that the foregoing shall not be deemed to prohibit grants of set-off rights to Secured Parties of any Class).

SECTION 5.02.  Refinancings.  Subject to the limitation in the second proviso to Section 5.01(a), the First Lien Obligations of either Class may be Refinanced, in whole or in part, in each case, without notice to, or the consent of the Collateral Agent or Secured Party of the other Class, all without affecting the priorities provided for herein or the other provisions hereof; provided that nothing in this paragraph shall affect any limitation on any such Refinancing that is set forth in the Secured Credit Documents of the other Class; and provided further that, if any obligations of the Grantors in respect of such Refinancing indebtedness shall be secured by Liens on any Shared Collateral, such obligations and the holders thereof shall be subject to and bound by the provisions of this Agreement.

SECTION 5.03.  Reinstatement.  If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations of any Class previously made shall be rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law), then the terms and conditions of Article II shall be fully applicable thereto until all the First Lien Obligations of such Class shall again have been paid in full in cash.

SECTION 5.04.  Reorganization Modifications.  In the event the First Lien Obligations of any Class are modified pursuant to applicable law, including Section 1129 of the Bankruptcy Code, any reference to the First Lien Obligations of such Class or the Secured Credit Documents of such Class shall refer to such obligations or such documents as so modified.

SECTION 5.05.  Further Assurances.  Each of the Collateral Agents and the Grantors agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which any Collateral Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

ARTICLE VI

No Reliance; No Liability

SECTION 6.01.  No Reliance; Information.  Each Collateral Agent, for itself and on behalf of its Related Secured Parties, acknowledges that (a) such Collateral Agent and its Related Secured Parties have, independently and without reliance upon the other Collateral Agent or any of its Related Secured Parties, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Secured Credit Documents to which they are party and (b) such Collateral Agent and its Related Secured Parties will, independently and without reliance upon the other Collateral Agent or any of its Related Secured Parties, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Secured Credit Document to which they are party.  The Collateral Agent or Secured Parties of either Class shall have no duty to disclose to the Collateral Agent or the Secured Party of any other Class any information relating to the Borrowers or any of the other Grantors, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Obligations, that is known or becomes known to any of them or any of their Affiliates.  If the Collateral Agent or any Secured Party of either Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Collateral Agent or any Secured Party of the other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 6.02.  No Warranties or Liability.  i)Each Collateral Agent, for itself and on behalf of its Related Secured Parties, acknowledges and agrees that, the Collateral Agent and Secured Parties of the other Class have not made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Secured Credit Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon.  The Collateral Agent and the Secured Parties of either Class will be entitled to manage and supervise their loans and other extensions of credit in the manner determined by them and in accordance with the terms hereof.

(b)  No Collateral Agent or Secured Parties of either Class shall have any express or implied duty to the Collateral Agent or any Secured Party of the other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a default or an Event of Default under any Secured Credit Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

ARTICLE VII

Miscellaneous

SECTION 7.01.  Notices.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(a)  if to any Grantor, to it (or, in the case of any Grantor other than the Borrowers, to it in care of the Borrowers) at Nuclear Innovation North America LLC, 521 Fifth Avenue, 30th Floor, New York, NY 10175, Attn: Jamey Seely Fax: 212-867-4941;

(b)  if to the Toshiba Collateral Agent, to it at 3190 Fairview Park Drive, Suite 500, Falls Church, VA 22042, Attn: General Counsel, President and CEO, Tel.: 703-663-5930, Fax: 703-663-5951, with a copy to it at 3545 Whitehall Park Drive, Suite 500, Charlotte, NC 28273, Attn: Mr. Akio Shioiri, President, Fax: 704-548-7701; and

(c)  if to the Shaw Collateral Agent, to it at The Shaw Group Inc., 4171 Essen Lane, Baton Rouge, Louisiana 70809, Attn: Craig Pierce, Vice President Corporate Development, Fax Number 225-987-3241.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.  As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.

SECTION 7.02.  Waivers; Amendment; Joinder Agreements.  i)No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by each Collateral Agent; provided that no such agreement shall by its terms amend or otherwise modify this Agreement in a manner which would materially and adversely affect the rights or obligations of any Borrower or Grantor hereunder without the Borrowers’ prior written consent; provided further that, without the consent of any party hereto, this Agreement may be supplemented by a Grantor Joinder Agreement, and a Subsidiary of Borrowers or other Person may become a party hereto, in accordance with Section 7.12.  The parties hereto agree to enter into any amendment to this Agreement which is not, as determined in the reasonable discretion of each Collateral Agent, adverse to its Related Secured Parties in connection with any Refinancing of First Lien Obligations that is necessary to give effect to such Refinancing and each Collateral Agent shall be authorized to enter into any such amendment without the consent of any other Person (it being understood and agreed that each Collateral Agent shall be permitted to consult with its applicable Related Secured Parties so as to the nature of any such amendment prior to giving effect thereto).

SECTION 7.03.  Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.  No other Person shall have or be entitled to assert rights or benefits hereunder.

SECTION 7.04.  Effectiveness; Survival.  This Agreement shall become effective when executed and delivered by the parties hereto.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.  This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Borrower or any of the Subsidiaries or any other Grantor.

SECTION 7.05.  Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.06.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.07.  Governing Law; Jurisdiction; Consent to Service of Process.  ii)This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)  Each party hereto irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party hereto or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.

(c)  Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section.  Each party hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 7.01, such service to be effective upon receipt.  Nothing in this Agreement will affect the right of any party hereto or any Secured Party to serve process in any other manner permitted by law.

SECTION 7.08.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN  ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.09.  Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.10.  Conflicts.  In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Secured Credit Documents, the provisions of this Agreement shall control.

SECTION 7.11.  Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another.  Except as expressly provided in this Agreement, none of the Borrowers, any other Grantor, any other Subsidiary or any other creditor of any of the foregoing shall have any rights or obligations hereunder, and none of the Borrower, any other Grantor or any other Subsidiary may rely on the terms hereof.  Nothing in this Agreement is intended to or shall impair the obligations of the Borrowers or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 7.12.  Additional Grantors.  In the event any Subsidiary of Borrowers, or any other Person, shall have granted a Lien on any of its assets to secure any First Lien Obligations, the Borrowers shall cause such Subsidiary or other Person, if not already a party hereto, to become a party hereto as a “Grantor”.  Upon the execution and delivery by any such Subsidiary or other Person of a Grantor Joinder Agreement, any such Subsidiary or other Person shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein.  The execution and delivery of any such instrument shall not require the consent of any other party hereto.  The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 7.13.  Specific Performance.  Each Collateral Agent, on behalf of itself and its Related Secured Parties, may demand specific performance of this Agreement.  Each Collateral Agent, on behalf of itself and its Related Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the Secured Parties.

SECTION 7.14.  Integration.  This Agreement, together with the other Secured Credit Documents, represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents.

SECTION 7.15.  Consent to Security Interest in favor of Secured Parties.  Notwithstanding anything to the contrary in the EPC Contract (as defined below), Toshiba America Nuclear Energy Corporation, a Delaware corporation (“TANE”) and Stone & Webster Inc., a Louisiana corporation (“S&W”), consent to the security interests granted by NINA3 and NINA4 in favor of the Secured Parties in the rights of NINA3 and NINA4 (a) under the EPC Contract and (b) to the Project (as defined in the EPC Contract).  As used herein, “EPC Contract” means that certain Amended and Restated Master Engineering, Procurement and Construction Agreement, dated as of November 29, 2010, among the Owners (as defined below), executed by STP Nuclear Operating Company, a Texas nonprofit company, as agent of the Owners, and an unincorporated consortium formed by S&W and TANE.  As used herein, “Owners” means, collectively, NINA3 and NINA4.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TOSHIBA AMERICA NUCLEAR ENERGY CORPORATION, as Toshiba Collateral Agent,
by
/s/ Akio Shioiri
Akio Shioiri
President

THE SHAW GROUP INC., as Shaw Collateral Agent,
by

Name:
Title:

TOSHIBA AMERICA NUCLEAR ENERGY CORPORATION, solely for purposes of Section 7.15, by
/s/ Akio Shioiri
Akio Shioiri
President

STONE & WEBSTER INC., solely for purposes of Section 7.15,
by

Name:
Title:

NUCLEAR INNOVATION NORTH AMERICA LLC, as a Borrower
by

Name:
Title:

NINA INVESTMENTS HOLDINGS LLC, as a Borrower
by

Name:
Title:

NUCLEAR INNOVATION NORTH AMERICA INVESTMENTS LLC, as a Borrower
by

Name:
Title:

NINA TEXAS 3 LLC, as a Borrower
by

Name:
Title:

NINA TEXAS 4 LLC, as a Borrower
by

Name:
Title:

TEXAS GENCO HOLDINGS, INC., as a Grantor
by

Name:
Title:

ANNEX I

SECURITY DOCUMENTS LEGEND

THIS [NAME OF SECURITY DOCUMENT] IS SUBJECT TO THE PROVISIONS OF THE FIRST LIEN INTERCREDITOR AGREEMENT DATED AS OF NOVEMBER 29, 2010 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG NUCLEAR INNOVATION NORTH AMERICA LLC, A DELAWARE LIMITED LIABILITY COMPANY, NINA INVESTMENTS HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY, NUCLEAR INNOVATION NORTH AMERICA INVESTMENTS LLC, A DELAWARE LIMITED LIABILITY COMPANY, NINA TEXAS 3 LLC, A DELAWARE LIMITED LIABILITY COMPANY, NINA TEXAS 4 LLC, A DELAWARE LIMITED LIABILITY COMPANY, THE OTHER GRANTORS (AS DEFINED THEREIN) PARTY THERETO, TOSHIBA AMERICA NUCLEAR ENERGY CORPORATION, AS COLLATERAL AGENT FOR THE TOSHIBA SECURED PARTIES (AS DEFINED THEREIN), AND THE SHAW GROUP INC., A LOUISIANA CORPORATION, AS ADMINISTRATIVE AGENT FOR THE SHAW SECURED PARTIES (AS DEFINED THEREIN).

EXHIBIT I

[FORM OF] GRANTOR JOINDER AGREEMENT NO. [ ] dated as of [      ], 20[  ] (the “Joinder Agreement”) to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of November 29, 2010 (the “First Lien Intercreditor Agreement”), among Nuclear Innovation North America LLC, a Delaware limited liability company (“NINA”), NINA Investments Holdings LLC, a Delaware limited liability company (“NINA Holdings”), Nuclear Innovation North America Investments LLC, a Delaware limited liability company (“NINA Investments”), NINA Texas 3 LLC, a Delaware limited liability company (“NINA3”), NINA Texas 4 LLC, a Delaware limited liability company (“NINA4” and, together with NINA, NINA Holdings, NINA Investments and NINA3, the “Borrowers” and each, a “Borrower”), the other GRANTORS (as defined therein) party thereto, TOSHIBA AMERICA NUCLEAR ENERGY CORPORATION, as collateral agent for the Toshiba Secured Parties (as defined therein) (in such capacity, the “Toshiba Collateral Agent”), THE SHAW GROUP INC., a Louisiana corporation, as administrative agent for the Shaw Secured Parties (as defined therein) (in such capacity, the “Shaw Collateral Agent”), and [             ], a [            ], as an additional GRANTOR.

A.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B.  [           ], a Subsidiary of [the Borrowers] (the “Additional Grantor”) has granted a Lien on all or a portion of its assets to secure First Lien Obligations and such Additional Grantor is not a party to the First Lien Intercreditor Agreement.

C.  The additional Grantor wishes to become a party to the First Lien Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder.  The Additional Grantor is entering into this Joinder Agreement in accordance with the provisions of the First Lien Intercreditor Agreement in order to become a Grantor thereunder.

Accordingly, the Additional Grantor agrees as follows, for the benefit of the Collateral Agents, the Secured Parties and each other party to the First Lien Intercreditor Agreement:

SECTION 1.  Accession to the Intercreditor Agreement.   The Additional Grantor (a) hereby accedes and becomes a party to the First Lien Intercreditor Agreement as a Grantor, (b) agrees to all the terms and provisions of the First Lien Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the First Lien Intercreditor Agreement.

SECTION 2.  Representations, Warranties and Acknowledgement of the Additional Grantor.  The Additional Grantor represents and warrants that it has the power and authority to enter into this Joinder Agreement.  The Additional Grantor confirms that it has received a copy of the First Lien Intercreditor Agreement as in effect on the date hereof.

SECTION 3.  Counterparts.  This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Grantor.  Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4.  Benefit of Agreement.  The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First Lien Intercreditor Agreement.

SECTION 5.  Governing Law.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Severability.  In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the First Lien Intercreditor Agreement.

SECTION 8.  The Grantor agrees to reimburse each Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for each Collateral Agent.

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Joinder Agreement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF GRANTOR],
by

Name:
Title:

Acknowledged by:

TOSHIBA AMERICA NUCLEAR ENERGY CORPORATION, as Toshiba Collateral Agent,
by

Name:
Title:

THE SHAW GROUP INC., as Shaw Collateral Agent,
by

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